                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 16, 2005

                                   MAXXAM INC.
            (Exact name of Registrant as specified in its Charter)

                                     Delaware
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                    95-2078752
                     (I.R.S. Employer Identification Number)

     1330 Post Oak Boulevard                                          77056
          Suite 2000                                                (Zip Code)
        Houston, Texas
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 975-7600

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Item 12.  Results of Operations and Financial Condition.

     Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on March 16, 2005, regarding its 2004 fourth quarter and twelve month results.

                                                    SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                   MAXXAM Inc.
                                                   (Registrant)

Date: March 17, 2005               By:        /s/ Bernard L. Birkel
                                       -----------------------------------------
                                                 Bernard L. Birkel
                                  Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 99.1     Earnings Release issued on March 16, 2005